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                         UBS PACE SELECT ADVISORS TRUST

     Supplement to the Prospectus Relating to Class P dated December 1, 2003


                                                                January 14, 2004

Dear Investor,

         The following supplements information contained in the Prospectus section titled "Investing in the Funds" after the last paragraph of the sub-section titled "Buying Shares:"

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

         UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

          - 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc. These payments do not apply to shares of UBS PACE Money Market Investments.

          - a monthly retention fee at the annual rate of 0.10% of the value of shares of a Fund that are held in a UBS Financial Services Inc. account at month-end. These payments do not apply to shares of UBS PACE Money Market Investments.

         The foregoing payments are made by UBS Global AM out of its own resources.


                                                                   Item # ZS-236